                                                                    EXHIBIT 10.b

                         LA DORADA PIPELINE AND GUADUAS
                      FIELD PRODUCTION FACILITIES AGREEMENT

GHK Company Colombia ("GHK"), Sociedad Internacional Petrolera S.A. ("Sipetrol"), Cimarrona, L.L.C. ("Cimarrona"), Seven Seas Petroleum Colombia, Inc. ("Seven Colombia") and Petrolinson S.A. ("Petrolinson") own interests in the Dindal and Rio Seco Areas, Republic of Colombia, which are covered by those certain Operating Agreements effective August 1, 1994 and October 1, 1996, each as amended, respectively (the "Operating Agreements"), as follows (the "Interests"):

            GHK                           10.944%
            Sipetrol                      32.900%
            Cimarrona                      9.400%
            Seven Colombia                40.756%
            Petrolinson                    6.00%

By AFEs (the "AFEs") dated July 2000 and August 22, 2000 (copies of which are attached hereto as Exhibit A), GHK proposed the construction of the La Dorada Pipeline and the Guaduas Field production facilities (the "Pipeline and Facilities") under the Operating Agreements. In consideration of the premises, and the mutual agreements contained herein, the parties hereto hereby agree as follows:

1. Approval of AFEs and Agreement to Participate. Sipetrol, Cimarrona, Seven Colombia and Petrolinson hereby agree to the AFEs and agree to participate in the construction of the Pipeline and Facilities as set forth therein, under the terms of the Operating Agreements and the further provisions hereof.

2. Approval of Prior Commitments. Attached hereto as Exhibit A is a description of expenditures and commitments (the "Prior Commitments") which GHK has made pursuant to the AFEs. Sipetrol, Cimarrona, Seven Colombia and Petrolinson hereby approve of the Prior Commitments made by GHK in connection with the construction of the Pipeline and Facilities.

3. Payment of Share of AFE Payments. The AFEs Total Twenty-Three Million, Two Hundred Ninety Thousand Dollars ($23,290,000). GHK has, as of the date hereof, paid the sum of Four Million, Seven Hundred Sixty-Nine Thousand, One Hundred Thirteen Dollars ($4,769,113) under the AFEs (the "AFE Payments"), Sipetrol, Cimarrona, Seven Colombia and Petrolinson agree to pay to GHK their Interest share of the AFE Payments upon the execution hereof.

4. Escrow Agreements. The difference between the total of all AFEs and the AFE Payments, or Eighteen Million, Five Hundred Twenty Thousand, Eight Hundred Eighty-Seven Dollars ($18,520,887) (the "Remaining Costs") shall be paid by the parties as follows:

   GHK, Seven Colombia, and Petrolinson shall execute an Escrow Agreement, in the form attached hereto as Exhibit "B" and Sipetrol and Cimarrona shall execute individual Escrow Agreements in similar forms. Under their respective Escrow Agreements the parties shall escrow the following portions of the Remaining Costs, with a United States federally insured financial institution of their choice:

            GHK, Seven Colombia, Petrolinson    $ 10,686,552
            Sipetrol                            $  6,093,372
            Cimarrona                           $  1,740,963

   Each party agrees with the others that it shall draw upon its Escrow Agreement only in the following circumstances:

         (a) For the payment of such party's Remaining Costs associated with the construction of the Pipeline and Facilities; or

         (b) For reimbursement of an equal amount paid by such party for such purpose from other sources; or

         (c) For such party's own account when the construction of the Pipeline and Facilities is completed and all of such party's costs associated therewith have been paid by such party.

   No party shall have an obligation to increase the amounts escrowed above the amount for such party as set forth herein.

   Each time a party draws upon its Escrow Agreement it shall provide to the other parties, within twenty-four (24) hours, by mail or facsimile, a certificate, executed by an officer of the party, stating that "a withdrawal under [party's name's] Escrow Agreement was made this date in the amount of $______, which relates directly to and is for the purpose of payment of Pipeline and Facility Costs as defined in and contemplated by our Agreement of January 25, 2001."

   Prior to its call for funds to the other Parties, GHK shall send out a certificate in the form of Exhibit "C" attached hereto to all parties along with invoices and other documents relating to the Pipeline and Facilities that need to be paid. GHK shall represent and warrant that said sums that it is withdrawing from the Escrow Account shall be used by GHK solely for the purpose of paying the outstanding invoices of the vendors which provided goods and/or services directly to the La Dorada Pipeline Project, or that the withdrawal is pursuant to Articles 4 (b) or (c) hereof. GHK shall pay these said charges within five (5) days after its receipt of funds due from Sipetrol and Cimarrona attributable to their Participating Interest and GHK shall pay one hundred percent (100%) of the amount of said invoices at that time. Once the requirements of the preceding sentence have been completed, Sipetrol and Cimarrona shall authorize the Escrow Agents under their Escrow Agreements to release funds to Sipetrol and Cimarrona respectively. Sipetrol and Cimarrona shall then satisfy cash calls provided by the Operator in accordance with the relevant Operating Agreement.

5. Liquidated Damages. The parties agree that the purpose of this Agreement is to provide limited assurances to each other that each party shall maintain available funds for the payment of its proportionate Interest share of the Remaining Costs for the construction of the Pipeline and Facilities, and that the breach by any party of the provisions hereof would result in damages to the other parties which are incapable of precise calculation. Therefore, the parties agree that, upon a final unappealable judicial determination that there has been an unauthorized withdrawal of funds under an Escrow Agreement by a party or the failure of a party to fulfill its other obligations hereunder in connection with an unauthorized withdrawal (an "Unauthorized Withdrawal"), in addition to (and not in lieu of) remedies provided in the Operating Agreement which may be available to the other parties, such party shall owe and shall immediately pay to the other parties, in the ratio which each of such other party's Interest bears to the total of such other parties' Interests, an amount equaling three (3) times the Unauthorized Withdrawal, as liquidated damages. Such party shall also pay the other parties an amount equaling all litigation costs and expenses, including reasonable attorneys' fees, incurred by the other parties in securing such determination.

6. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall constitute an original for all purposes and all such counterparts, when taken together, shall constitute one agreement.

7. Choice of Law. This Agreement shall be construed under and governed by the laws of the State of Texas, and the parties hereto agree that the forum for resolution of any dispute arising under this Agreement shall be Houston, Texas, with each party consenting and submitting itself to the jurisdiction of any state or federal court setting in such city and state. For such purposes, each party acknowledges and agrees that it has no direct or indirect interest in any funds escrowed by the other parties; that it is not a third party beneficiary under either of the other Escrow Agreements and that it has no other claims thereunder; and that it waives all rights, if any, of specific performance, under this agreement or under either of the other Escrow Agreements; the rights of such party being limited to those set forth herein.

8. Other Covenants. Each party hereby covenants and agrees that it will not in any manner interfere with the relationships of the other parties and their respective Escrow Agents under their Escrow Agreements, and that it will not take any action against any such other Escrow Agent or otherwise to influence or prohibit any such Escrow Agent from distributing funds to such other parties.

9. Termination. This Agreement shall terminate upon the earlier to occur of:

      (a) The completion of construction of the Pipeline and Facility and the payment by each party of its share of all of the Remaining Costs, or

      (b) The withdrawal of all funds escrowed by the parties pursuant to the terms hereof.

                                   EXHIBIT A

                                                                            AUTHORIZATION FOR EXPENDITURE
[GHK LOGO]    GHK COMPANY COLOMBIA
                                                                                            PREPARED BY      DATE
                                                                                            C.MONTEJO        JULY 2000
------------------------------------------------------------------------------------------------------------------------------------
ORIGINATING DEPARTMENT                 TYPE OF WORK                                         PLAY/PROSPECT CODE
FACILITIES & CONSTRUCTION              PIPELINE CONSTRUCTION
------------------------------------------------------------------------------------------------------------------------------------
EST. START DATE        EST. FINISH DATE        TOTAL DEPTH     TOTAL COST $21,000,000                 AFE NO.
                                                                        2000                2001                    01.001.09
AUGUST -  2000         JUNE - 2001                                   $7,000,000          $14,000,000
------------------------------------------------------------------------------------------------------------------------------------
Well/Project Name (Print Desired Computer Printout Name)                        E & P        PROJECT CATEGORY        NON - E&P
-------------------------------------------------------                         ----------------------------------------------------
       PIPELINE (GUADUAS- LA DORADA)                                            Lease  [ ]   Expense [ ]   Environm. [ ]  Energy [ ]
-------------------------------------------------------                         G&G    [ ]           [ ]   Cost Sav. [ ]  Other  [ ]
FIELD, PLAY, PROSPECT OR PLANT NAME:                                            Explor.[ ]           [ ]             [ ]  GGE    [ ]
LOCATION:  UADUAS TO LA DORADA-64.5 K                                           Devel. [X]
------------------------------------------------------------------------------------------------------------------------------------

DESCRIPTION OF PROJECT, PURPOSE OF EXPENDITURE, BENEFITS, BASIS OF ESTIMATE:

   This supplementary AFE is a revision to the approved pipeline AFE as the pipeline diameter has been changed from a 16" & 12" with a capacity of 100,000 bpd to a 10" with a capacity of 40,000 bpd. These capacities are maximum capacities that can be obtained with future modifications at La Dorada station. The change in line size matches the current field production forecast.

   Additionally, the estimate for the construction activities was revised to reflect current market conditions and bids for major equipment have been received providing a more current cost estimate.

   The technical characteristics of the 10" pipeline are now:

   PIPELINE :          GUADUAS - LA DORADA
   LENGTH AND SIZE:    10"(64.5 Km)
   DESIGN CODE         ANSI/ASME B31.4
   CAPACITY:           40,000 BPD (with La Dorada modifications)
   DESIGN PRESSURE:    2160 PSIG
   STEEL GRADE:        API 5LX -60
   WALL THICKNESS:     0.365" and 0.500" at Magdalena river crossing

   The main factors that could affect the cost estimate are:
   Geotechnical protection works required to protect the pipeline ROW could affect the final cost of the project.
   The ROW acquisition cost could be more than expected. Rainy season affecting the work progress.

------------------------------------------------------------------------------------------------------------------------------------

PARTNERS (*OPERATOR)                    INTEREST (%)                                FOR SUPPLEMENTAL AFE USE ONLY
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              TOTAL COST
GHK COMPANY COLOMBIA (OPERATOR)           55.00%            1. Cumulative Amount
Sipetrol                                  35.00%                 Previously Authorized        $21,300,000
Cimarrona                                 10.00%            2. This Supplement                $21,000,000
                                                                                            --------------
                                                                 Total  (1) + (2)                (300,000)
                                                                      '(2) as a % of (1)               -1%
------------------------------------------------------------------------------------------------------------------------------------
                                                    ESTIMATED COST
------------------------------------------------------------------------------------------------------------------------------------
   NEW DRILLING WELLS AND/OR
    CAPITAL WORKOVERS ONLY           PRODUCTIVE            DRY HOLE                            TOTAL COST
------------------------------------------------------------------------------------------------------------------------------------
TANGIBLE EQUIPMENT
INTANGIBLE COSTS                                                  CAPITAL BUDGET              $21,000,000
TOTAL COST                                                        OPERATING EXPENSE           $
                                                                  OTHER                       $
------------------------------------------------------------------------------------------------------------------------------------
                                                                    TOTAL                     $21,000,000
====================================================================================================================================
                                                          GHK STAFF REVIEWS                           BUDGET STATUS
                                                   -------------------------------------------------------------------------------
                                                          LEGAL        Date        OPER.    Date      APPROVED BUDGET
        ACCOUNTING CONTROL                                                                            LESS PRIOR AFE'S PROCESSED
------------------------------------------------------------------------------------------------------------------------------------
                                                          ENVIRON      Date        EXPLOR.  Date      LESS THIS AFE REQUEST
SUBJECT TO                                                                                            BALANCE REMAINING
CORPORATE APPROVAL                                        --------------------------------------------------------------------------
[ ] YES     [X] NO                                        FIN/ADMIN    Date        HSE      Date
----------------------------------------------------------
1999 BUDGET STATUS                                        --------------------------------------------------------------------------
[ ] NOT INCLUDED         [ ] FUNDED BY TRANSFER           FAC/CONST.   Date
[X] INCLUDED             [ ] FUNDED BY SUBSTITUTION
------------------------------------------------------------------------------------------------------------------------------------
                                                          SECURITY     Date

                                                          --------------------------------------------------------------------------
                                                     GHKCC Approval    Date    Partner Approval    Date    Partner Approval     Date
                                                                                  MTV                        Sipetrol
------------------------------------------------------------------------------------------------------------------------------------

                             GUADUAS PIPELINE A.F.E.
                                  AFE 01.001.09

--------------------------------------------------------------------------------
                                                          APPROVED     COMMENTS
Code                   1999 BUDGET                         BUDGET
                                                            (USD)
--------------------------------------------------------------------------------

       ENGINEERING

50200  DIRECT GHK                                          $340,000

50201  INDIRECT                                            $158,000

       EQUIPMENT & MATERIALS PURCHASE

50210  PIPE/VALVES/FITTINGS                             $ 3,335,200

50215  LACT/PRESS. RED./TRAPS                           $ 1,003,200

50212  SUMP TANK                                          $ 137,000

50214  MAIN SHIPPING PUMPS (1600 HP FOR 25,000 BPD)     $ 1,150,000

50216  OTHER EQUIPMENT(INST & CTRL & SUPPORT)             $ 200,000

       ROW & LAND PURCHASE

50207  ROW ACQUISITION                                  $ 1,500,000

50206  LA DORADA LAND ACQUISITION                          $ 15,000

       CONSTRUCTION WORKS

50220  CONSTRUCTION                                    $ 10,235,000

       SUPERVISION

50225  DIRECT GHK                                         $ 100,000

50226  INDIRECT                                           $ 500,000

       SOFT COSTS

50242  SECURITY                                           $ 135,000

50241  COMMUNICATIONS                                      $ 25,000

50247  INSURANCE                                           $ 50,000

50243  HSE                                                $ 200,000

50244  COMMUNITY RELATIONS                                $ 100,000

50248  VAT                                              $ 1,227,600

50240  TRANSPORT                                          $ 339,000

50212  MISCELANEOUS                                       $ 250,000



                                    TOTAL PIPELINE      $21,000,000
================================================================================

                                   EXHIBIT A

                                                                            AUTHORIZATION FOR EXPENDITURE
[GHK LOGO]    GHK COMPANY COLOMBIA
                                                                                            PREPARED BY         DATE
                                                                                            J. E. PICO       AUG. 22, 2000
------------------------------------------------------------------------------------------------------------------------------------
ORIGINATING DEPARTMENT                 TYPE OF WORK                                         PLAY/PROSPECT CODE
FACILITIES & CONSTRUCTION              PRODUCTION FACILITY CONSTRUCTION
------------------------------------------------------------------------------------------------------------------------------------
EST. START DATE        EST. FINISH DATE        TOTAL DEPTH     TOTAL COST        2,290,000                           AFE NO.
                                                                        2000              2001                      01.001.11
AUG. 2000                APRIL 2001                                   500,000           1,790,000
------------------------------------------------------------------------------------------------------------------------------------
Well/Project Name (Print Desired Computer Printout Name)                        E & P        PROJECT CATEGORY        NON - E&P
-------------------------------------------------------                         ----------------------------------------------------
       PRODUCTION FACILITY (PF-1)                                               Lease  [ ]   Expense [ ]   Environm. [ ]  Energy [ ]
-------------------------------------------------------                         G&G    [ ]           [ ]   Cost Sav. [ ]  Other  [ ]
FIELD, PLAY, PROSPECT OR PLANT NAME:                                            Explor.[ ]           [ ]             [ ]  GGE    [ ]
LOCATION:  GUADUAS FIELD-TP-1 LOCATION                                          Devel. [X]           [ ]             [ ]         [ ]
------------------------------------------------------------------------------------------------------------------------------------

DESCRIPTION OF PROJECT, PURPOSE OF EXPENDITURE, BENEFITS, BASIS OF ESTIMATE:

   Description of project:
   -----------------------
   This AFE covers the investment required to install a Production Facility (PF-1) at well pad TP-1 with a capacity for handling 25 MBPD of crude oil and 5 MMSCFD of associated gas.

   It is proposed to buy and install one (1) production and one (1) test separator, one (1) heater treater, two (2) additional bolted 5 MBbls storage tanks, transfer pumps, associated pipe, valves and fittings, a flare system, an Emergency Shutdown System,etc.

   The breakdown of the required funds is attached.

   Justification:
   --------------
   Economic justification: funds for this facility are included into the total investment required to develop the Guaduas project which is economically justified.

   Environmental impact:
   ---------------------
   The environmental impact is negligible considering:

   -The gas separated from the oil will be used as fuel for the power generation and shipping pumps drives. The remaining gas will be burned at the flare.

   -The reservoir is not expected to produce water, no water disposal problems are expected.

------------------------------------------------------------------------------------------------------------------------------------

PARTNERS (*OPERATOR)                    INTEREST (%)                                FOR SUPPLEMENTAL AFE USE ONLY
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              TOTAL COST
                                                                                            ----------------------------------------
                                                                                            $
GHK COMPANY COLOMBIA (OPERATOR)           57.70%            1. Cumulative Amount            ----------------------------------------
SIPETROL                                  32.90%                 Previously Authorized      $
MTV INVESTMENT                             9.40%            2. This Supplement              ----------------------------------------
                                                                                            $
                                                                 Total  (1) + (2)           ----------------------------------------
                                                                      '(2) as a % of (1)                 %
------------------------------------------------------------------------------------------------------------------------------------
                                                    ESTIMATED COST
------------------------------------------------------------------------------------------------------------------------------------
   NEW DRILLING WELLS AND/OR
    CAPITAL WORKOVERS ONLY           PRODUCTIVE            DRY HOLE                            TOTAL COST
------------------------------------------------------------------------------------------------------------------------------------
TANGIBLE EQUIPMENT
------------------------------------------------------------------------------------------------------------------------------------
INTANGIBLE COSTS                                                  CAPITAL BUDGET              $2,290,000
------------------------------------------------------------------------------------------------------------------------------------
TOTAL COST                                                        OPERATING EXPENSE           $
------------------------------------------------------------------------------------------------------------------------------------
                                                                  OTHER                       $
------------------------------------------------------------------------------------------------------------------------------------
                                                                    TOTAL                     $2,290,000
====================================================================================================================================
                                                          GHK STAFF REVIEWS                           BUDGET STATUS
                                                   ---------------------------------------------------------------------------------
                                                          LEGAL        Date        OPER.    Date      APPROVED BUDGET
----------------------------------------------------                                                  ------------------------------
        ACCOUNTING CONTROL                                                                            LESS PRIOR AFE'S PROCESSED
------------------------------------------------------------------------------------------------------------------------------------
                                                          ENVIRON      Date        EXPLOR.  Date      LESS THIS AFE REQUEST
                                                                                                      ------------------------------
SUBJECT TO                                                                                            BALANCE REMAINING
CORPORATE APPROVAL                                        --------------------------------------------------------------------------
[ ] YES     [X] NO                                        FIN/ADMIN    Date        HSE      Date
----------------------------------------------------------
2000 BUDGET STATUS
[ ] NOT INCLUDED         [ ] FUNDED BY TRANSFER           --------------------------------------------------------------------------
[X] INCLUDED             [ ] FUNDED BY SUBSTITUTION       FAC/CONST.   Date

------------------------------------------------------------------------------------------------------------------------------------
                                                          SECURITY     Date

                                                          --------------------------------------------------------------------------
                                                     GHKCC Approval    Date    Partner Approval    Date    Partner Approval     Date
                                                                                  MTV                        Sipetrol
------------------------------------------------------------------------------------------------------------------------------------

================================================================================
                              GHK COMPANY COLOMBIA
                                  CAPITAL A.F.E
                           Production Facility ( PF 1)

--------------------------------------------------------------------------------
CODE     DESCRIPTION                       TOTAL              COMMENTS
                                            USD
--------------------------------------------------------------------------------
       ENGINEERING                        $326,000

50100  DIRECT GHK                         $310,000

50101  INDIRECT                            $16,000

       MATERIAL                           $320,000

50105  PIPING/VALVES/FITTINGS             $278,000

50106  ELECTRICAL/INSTRUMENTATION          $26,000

50107  MISCELANEOUS                        $16,000

       EQUIPMENT                          $907,000

50110  SEPARATORS                         $303,000

50111  HEATER TREATER                     $171,000

50112  TANKS                              $169,000

50113  OTHER                              $264,000

50115  CONSTRUCTION WORKS                 $453,000

       SUPERVISION                         $42,000

50120  DIRECT GHK                          $21,000

50121  INDIRECT                            $21,000

       SOFT COSTS                         $242,000

50125  SECURITY                            $11,000

50126  COMMUNICATIONS                       $6,000

50127  INSURANCE                            $6,000

50128  HSE                                 $16,000

50129  COMMUNITY RELATIONS                 $11,000

50130  VAT                                $166,000

50131  MATERIAL TRANSPORTATION             $26,000

       TOTAL PROJECT COST               $2,290,000
--------------------------------------------------------------------------------
           TOTAL ESTIMATED COST =                           $2,290,000
--------------------------------------------------------------------------------

  EXHIBIT "B" to that certain La Dorada Pipeline and Guaduas Field Production Facilities Letter Agreement dated the 25th day of January, 2001, by and between
 GHK Company Colombia, Seven Seas Petroleum Colombia, Inc., Petrolinson S. A.,
          Sociedad Internacional Petrolera S.A., and Cimarrona L.L.C.

     [Seven Seas Petroleum Colombia, Inc., Petrolinson S.A. and GHK Company
                  Colombia shall execute one Escrow Agreement]

                                ESCROW AGREEMENT

          THIS ESCROW AGREEMENT (as the same may be amended or modified from time to time and including any and all written instructions given to "Escrow Agent" (hereinafter defined) pursuant hereto, this "Escrow Agreement") is made and entered into as of January __, 2001 by and between Seven Seas Petroleum Columbia, Inc., Petrolinson S.A. and GHK Company Colombia ("GHK") and ______________________________, a national banking association with its principal offices in ___________________________ (the "Bank"). GHK, as operator of the Guaduas Field and an Affiliate of Seven Seas Petroleum Colombia, Inc. and Petrolinson S.A., shall act agent for Seven Seas Petroleum Columbia, Inc. and Petrolinson S.A. agent for purposes of this Escrow Agreement.

                              W I T N E S S E T H :

          WHEREAS, GHK has requested Bank to act in the capacity of Escrow Agent under this Escrow Agreement, and Bank, subject to the terms and conditions hereof, has agreed so to do.

          NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

          1. Appointment of Escrow Agent. GHK hereby appoints the Bank as the escrow agent under this Escrow Agreement (the Bank in such capacity, the "Escrow Agent"), and Escrow Agent hereby accepts such appointment.

          2. Deposit. Upon execution of this Escrow Agreement, GHK will deliver to the Escrow Agent the sum of _______________ dollars ($_________) (as said amount may increase or decrease as a result of the investment and reinvestment thereof and as said amount may be reduced by charges thereto and payments and setoffs therefrom to compensate or reimburse Escrow Agent for amounts owing to it pursuant hereto, the "Deposit") to be held by Escrow Agent in accordance with the terms hereof. Subject to and in accordance with the terms and conditions hereof, Escrow Agent agrees that it shall receive, hold in escrow, invest and reinvest and release or distribute the Deposit. It is hereby expressly stipulated and agreed that all interest and other earnings on the Deposit shall become a part of the Deposit for all purposes, and that all losses resulting from the investment or reinvestment thereof from time to time and all amounts charged thereto to compensate or reimburse the Escrow Agent from time to time for amounts owing to it hereunder shall from the time of such loss or charge no longer constitute part of the Deposit.

          3. Investment of the Deposit. Escrow Agent shall invest and reinvest the Deposit in the _________________________________, unless otherwise instructed in writing by GHK. Such written instructions, if any, referred to in the foregoing sentence shall specify the type and identity of the investments to be purchased and/or sold and shall also include the name of the broker-dealer, if any, which GHK directs the Escrow Agent to use in respect of such investment, any particular settlement procedures required, if any (which settlement procedures shall be consistent with industry standards and practices), and such other information as Escrow Agent may require. Escrow Agent shall not be liable for failure to invest or reinvest funds absent sufficient written direction. Unless Escrow Agent is otherwise directed in such written instructions, Escrow Agent may use a broker-dealer of its own selection, including a broker-dealer owned by or affiliated with Escrow Agent or any of its affiliates. It is expressly agreed and understood by the parties hereto that Escrow Agent shall not in any way whatsoever be liable for losses on any investments, including, but not limited to, losses from market risks due to premature liquidation or resulting from other actions taken pursuant to this Escrow Agreement.

          Receipt, investment and reinvestment of the Deposit shall be confirmed by Escrow Agent as soon as practicable by account statement, and any discrepancies in any such account statement shall be noted by GHK to Escrow Agent within thirty (30) calendar days after receipt thereof. Failure to inform Escrow Agent in writing of any discrepancies in any such account statement within said 30-day period shall conclusively be deemed confirmation of such account statement in its entirety. For purposes of this paragraph, (a) each account statement shall be deemed to have been received by the party to whom directed on the earlier to occur of (i) actual receipt thereof and (ii) three
(3) "Business Days" (hereinafter defined) after the deposit thereof in the United States Mail, postage prepaid and (b) the term "Business Day" shall mean any day of the year, excluding Saturday, Sunday and any other day on which national banks are required or authorized to close in the United States.

          4. Disbursement of Deposit. Escrow Agent is hereby authorized to make disbursements of the Deposit only as follows:

               (a) Upon receipt of written instructions signed by an authorized representative of GHK upon a certificate (the "Certificate") that states, "GHK Company Colombia hereby directs that you release to it the sum of $______________ [to be completed by GHK]," the Escrow Agent shall be authorized and directed to pay to GHK the stated amount.

               (b)  As permitted by this Escrow Agreement, to Escrow Agent; and

               (c) Into the registry of the court in accordance with Sections 8 or 15 hereof.

Notwithstanding anything contained herein or elsewhere to the contrary, GHK hereby expressly agrees that the Escrow Agent shall be entitled to charge the Deposit for, and pay and set-off from the Deposit, any and all amounts, if any, then owing to it pursuant to this Escrow Agreement prior to the disbursement of the Deposit in accordance with clauses (a) through (c) (both inclusive) of this
Section 4.

Any payments of income shall be subject to applicable withholding regulations then in force in the United States or any other jurisdiction, as applicable. 5. Tax Matters. GHK shall provide Escrow Agent with its taxpayer identification number documented by an appropriate Form W 8 or Form W 9 upon execution of this Escrow Agreement. Failure so to provide such forms may prevent or delay disbursements from the Deposit and may also result in the assessment of a penalty and Escrow Agent's being required to withhold tax on any interest or other income earned on the Deposit.

          6. Scope of Undertaking. Escrow Agent's duties and responsibilities in connection with this Escrow Agreement shall be purely ministerial and shall be limited to those expressly set forth in this Escrow Agreement. Escrow Agent is not a principal, participant or beneficiary in any transaction underlying this Escrow Agreement and shall have no duty to inquire beyond the terms and provisions hereof. Escrow Agent shall have no responsibility or obligation of any kind in connection with this Escrow Agreement or the Deposit and shall not be required to deliver the Deposit or any part thereof or take any action with respect to any matters that might arise in connection therewith, other than to receive, hold, invest, reinvest and deliver the Deposit as herein provided. Without limiting the generality of the foregoing, it is hereby expressly agreed and stipulated by the parties hereto that Escrow Agent shall not be required to exercise any discretion hereunder and shall have no investment or management responsibility and, accordingly, shall have no duty to, or liability for its failure to, provide investment recommendations or investment advice to the Other Parties or either of them. Escrow Agent shall not be liable for any error in judgment, any act or omission, any mistake of law or fact, or for anything it may do or refrain from doing in connection herewith, except for, subject to
Section 7 hereinbelow, its own willful misconduct or gross negligence. It is the intention of the parties hereto that Escrow Agent shall never be required to use, advance or risk its own funds or otherwise incur financial liability in the performance of any of its duties or the exercise of any of its rights and powers hereunder.

          7. Reliance; Liability. Escrow Agent may rely on, and shall not be liable for acting or refraining from acting in accordance with, any written notice, instruction or request or other paper furnished to it hereunder or pursuant hereto and believed by it to have been signed or presented by the proper party or parties. Escrow Agent shall be responsible for holding, investing, reinvesting and disbursing the Deposit pursuant to this Escrow Agreement; provided, however, that in no event shall Escrow Agent be liable for any lost profits, lost savings or other special, exemplary, consequential or incidental damages in excess of Escrow Agent's fee hereunder and provided, further, that Escrow Agent shall have no liability for any loss arising from any cause beyond its control, including, but not limited to, the following: (a) acts of God, force majeure, including, without limitation, war (whether or not declared or existing), revolution, insurrection, riot, civil commotion, accident, fire, explosion, stoppage of labor, strikes and other differences with employees; (b) the act, failure or neglect of GHK or any agent or correspondent or any other person selected by Escrow Agent; (c) any delay, error, omission or default of any mail, courier, telegraph, cable or wireless agency or operator; or (d) the acts or edicts of any government or governmental agency or other group or entity exercising governmental powers. Escrow Agent is not responsible or liable in any manner whatsoever for the sufficiency, correctness, genuineness or validity of the subject matter of this Escrow Agreement or any part hereof or for the transaction or transactions requiring or underlying the execution of this Escrow Agreement, the form or execution hereof or for the identity or authority of any person executing this Escrow Agreement or any part hereof or depositing the Deposit.

          8. Right of Interpleader. Should any controversy arise involving the parties hereto with respect to this Escrow Agreement or the Deposit, or should a substitute escrow agent fail to be designated as provided in Section 15 hereof, or if Escrow Agent should be in doubt as to what action to take, Escrow Agent shall have the right, but not the obligation, either to (a) withhold delivery of the Deposit until the controversy is resolved, the conflicting demands are withdrawn or its doubt is resolved or
(b) institute a petition for interpleader in any court of competent jurisdiction to determine the rights of the parties hereto. In the event Escrow Agent is a party to any dispute, Escrow Agent shall have the additional right to refer such controversy to binding arbitration. Should a petition for interpleader be instituted, or should Escrow Agent be threatened with litigation or become involved in litigation or binding arbitration in any manner whatsoever in connection with this Escrow Agreement or the Deposit, GHK hereby agrees to reimburse Escrow Agent for its attorneys' fees and any and all other expenses, losses, costs and damages incurred by Escrow Agent in connection with or resulting from such threatened or actual litigation or arbitration prior to any disbursement hereunder.

          9. Indemnification. GHK hereby indemnifies Escrow Agent, its officers, directors, partners, employees and agents (each herein called an "Indemnified Party") against, and hold each Indemnified Party harmless from, any and all expenses, including, without limitation, attorneys' fees and court costs, losses, costs, damages and claims, including, but not limited to, costs of investigation, litigation and arbitration, tax liability and loss on investments suffered or incurred by any Indemnified Party in connection with or arising from or out of this Escrow Agreement, except such acts or omissions as may result from the willful misconduct or gross negligence of such Indemnified Party. IT IS THE EXPRESS INTENT OF GHK TO INDEMNIFY EACH OF THE INDEMNIFIED PARTIES FOR, AND HOLD THEM HARMLESS AGAINST, THEIR OWN NEGLIGENT ACTS OR OMISSIONS.

          10. Compensation and Reimbursement of Expenses. GHK hereby agrees to pay Escrow Agent for its services hereunder in accordance with Escrow Agent's fee schedule as in effect from time to time and to pay all expenses incurred by Escrow Agent in connection with the performance of its duties and enforcement of its rights hereunder and otherwise in connection with the preparation, operation, administration and enforcement of this Escrow Agreement, including, without limitation, attorneys' fees, brokerage costs and related expenses incurred by Escrow Agent. The foregoing notwithstanding, GHK shall be liable to Escrow Agent for the payment of all such fees and expenses. In the event GHK for any reason fails to pay any such fees and expenses as and when the same are due, such unpaid fees and expenses shall be charged to and set-off and paid from the Deposit by Escrow Agent without any further notice.

          11. Lien. GHK hereby grants to Escrow Agent a lien upon, and security interest in, all its right, title and interest in and to all of the Deposit as security for the payment and performance of its obligations owing to Escrow Agent hereunder, including, without limitation, its obligations of payment, indemnity and reimbursement provided for hereunder, which lien and security interest may be enforced by Escrow Agent without notice by charging and setting-off and paying from, the Deposit any and all amounts then owing to it pursuant to this Escrow Agreement or by appropriate foreclosure proceedings.

          12. Notices. Any notice or other communication required or permitted to be given under this Escrow Agreement by any party hereto to any other party hereto shall be considered as properly given if in writing and (a) delivered against receipt therefor, (b) mailed by registered or certified mail, return receipt requested and postage prepaid or (c) sent by telefax machine, in each case to the address or telefax number, as the case may be, set forth below:

          If to Escrow Agent:

               ----------------------------------------

               ----------------------------------------

               ----------------------------------------
               Telefax No.:
                            ---------------------------


               If to GHK:

               GHK
                   ------------------------------------

               ----------------------------------------

               ----------------------------------------
               [ATTN:]
                        -------------------------------
               Telefax No.:
                           ----------------------------

Except to the extent otherwise provided in the second paragraph of Section 3 hereinabove, delivery of any communication given in accordance herewith shall be effective only upon actual receipt thereof by the party to whom such communication is directed. Either party to this Escrow Agreement may change the address to which communications hereunder are to be directed by giving written notice to the other party hereto in the manner provided in this section.

          13. Consultation with Legal Counsel. Escrow Agent may consult with its counsel or other counsel satisfactory to it concerning any question relating to its duties or responsibilities hereunder or otherwise in connection herewith and shall not be liable for any action taken, suffered or omitted by it in good faith upon the advice of such counsel.

          14. Choice of Laws; Cumulative Rights. This Escrow Agreement shall be construed under, and governed by, the laws of the State of Texas, excluding, however, (a) its choice of law rules and (b) the portions of the Texas Trust Code Sec. 111.001, et seq. of the Texas Property Code concerning fiduciary duties and liabilities of trustees. All of Escrow Agent's rights hereunder are cumulative of any other rights it may have at law, in equity or otherwise. The parties hereto agree that the forum for resolution of any dispute arising under this Escrow Agreement shall be ______________________and each of the parties hereby consents, and submits itself, to the jurisdiction of any state or federal court sitting in ________________________.

          15. Resignation. Escrow Agent may resign hereunder upon ten (10) days' prior notice to GHK. Upon the effective date of such resignation, Escrow Agent shall deliver the Deposit to any substitute escrow agent designated by GHK in writing. If GHK fails to designate a substitute escrow agent within ten (10) days after the giving of such notice, Escrow Agent may institute a petition for interpleader. Escrow Agent's sole responsibility after such 10-day notice period expires shall be to hold the Deposit (without any obligation to reinvest the same) and to deliver the same to a designated substitute escrow agent, if any, or in accordance with the directions of a final order or judgment of a court of competent jurisdiction, at which time of delivery Escrow Agent's obligations hereunder shall cease and terminate.

          16. Assignment. This Escrow Agreement shall not be assigned by either party without the prior written consent of the other (such assigns to which the other party consents, if any, being hereinafter referred to collectively as "Permitted Assigns").

          17. Severability. If one or more of the provisions hereof shall for any reason be held to be invalid, illegal or unenforceable in any respect under applicable law, such invalidity, illegality or unenforceability shall not affect any other provisions hereof, and this Escrow Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein, and the remaining provisions hereof shall be given full force and effect.

          18. Termination. This Escrow Agreement shall terminate upon the disbursement, in accordance with Sections 4 or 15 hereof, of the Deposit in full; provided, however, that in the event all fee, expenses, costs and other amounts required to be paid to Escrow Agent hereunder are not fully and finally paid prior to termination, the provisions of Section 10 hereof shall survive the termination hereof and, provided further, that the last two sentences of Section 8 hereof and the provisions of Section 9 hereof shall, in any event, survive the termination hereof.

          19. General. The section headings contained in this Escrow Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Escrow Agreement. This Escrow Agreement and any affidavit, certificate, instrument, agreement or other document required to be provided hereunder may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute but one and the same instrument. Unless the context shall otherwise require, the singular shall include the plural and vice-versa, and each pronoun in any gender shall include all other genders. The terms and provisions of this Escrow Agreement constitute the entire agreement between the parties hereto in respect of the subject matter hereof, and neither GHK nor Escrow Agent has relied on any representations or agreements of the other, except as specifically set forth in this Escrow Agreement. This Escrow Agreement or any provision hereof may be amended, modified, waived or terminated only by written instrument duly signed by the parties hereto. This Escrow Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors, trustees, receivers and Permitted Assigns. This Escrow Agreement is for the sole and exclusive benefit of GHK and the Escrow Agent, and nothing in this Escrow Agreement, express or implied, is intended to confer or shall be construed as conferring upon any other person any rights, remedies or any other type or types of benefits.

          IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement to be effective as of the date first above written.


GHK COMPANY COLOMBIA                 (Insert name of Bank), Escrow Agent

By: __________________________        By: ______________________________

Its: _________________________        Its: _____________________________

Date: ________________________        Date: ____________________________

EXHIBIT "C" to that certain La Dorada Pipeline and Guaduas Field Production Facilities Letter Agreement dated the 25th day of January, 2001, by and between GHK Company Colombia, Seven Seas Petroleum Colombia, Inc., Petrolinson S. A., Sociedad Internacional Petrolera S.A., and Cimarrona L.L.C.


                               CERTIFICATE OF GHK

GHK Company Colombia ("GHK"), in its capacity as Operator under the Rio Seco and Dindal Operating Agreements ("JOAs"), hereby notifies all Parties under the JOAs that the attached invoices and other documents for goods and services and their corresponding charges relate to the La Dorada Pipeline and the Guaduas Field Production Facilities ("Pipeline and Facilities"). Such invoices are due and payable within the next thirty (30) days. GHK represents and warrants that it is in the process of withdrawing the sum of $_________________ from its Escrow Account and the Escrow Accounts of its Affiliates and that said sums shall used by GHK, as Operator, solely for:
(check one of the following)

_____ (A) the purpose of paying the outstanding invoices of the vendors which provided these goods and/or services directly toward the construction of the Pipeline and Facilities, or,

_____ (B) reimbursement to GHK of an equal amount which has already been paid by GHK toward the outstanding invoices of the vendors which provided these goods and/or services directly toward the construction of the Pipeline and Facilities, and that such amount has not been previously reimbursed to GHK, or,

_____ (C) GHK's own account or for the account of its Affiliates, and that the construction of the Pipeline and Facilities has been completed and all vendors who provided goods and services toward the construction of the Pipeline and Facilities have been fully paid.

Further, GHK, in its capacity as Operator, represents and warrants that it shall pay one hundred percent (100%) of any and all such Pipeline and Facilities charges within five (5) days after its receipt of funds due from Sociedad Internacional Petrolera S.A. and Cimarrona L.L.C. attributable to their Participating Interest.


GHK Company Colombia

By: __________________________

Its: _________________________

Date: ________________________